Exhibit 99.1 1 JMSB Palette 197 0 30 48 62 87 + 27 0 31 181 43 247 200 151 ST R AT EG I C M E R G E R 162 153 115 155 From the Shenandoah Valley to the Nation’s Capital 198 232 198 238 198 245 Merger Investor Presentation 251 John Marshall Bancorp, Inc. (Nasdaq: JMSB) Eagle Financial Services, Inc. (Nasdaq: EFSI) 227 233 September 8, 2026 EFSI Palette 0 14 150 79 127 94 0 28 48 31 87 82 224 242 239

2 JMSB Palette Disclaimer 197 0 30 48 62 87 Cautionary Note Regarding Forward-Looking Statements In addition to historical information, this communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on certain 27 0 assumptions and describe future plans, strategies and expectations of John Marshall Bancorp, Inc. (“John Marshall” or “JMSB”), Eagle Financial Services, Inc. (“Eagle” or “EFSI”), the combined company or 31 181 otherwise relating to the proposed transaction. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. 43 247 Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in or implied by such forward- looking statements as a result of a variety of factors, many of which are beyond the control of John Marshall, Eagle and the combined company. Caution should be exercised against placing undue reliance 200 151 on forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of John Marshall or Eagle to terminate the definitive agreement; the outcome of any legal proceedings or governmental inquiries or actions that may be instituted against John 162 153 Marshall, Eagle or the combined company; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals or consents are 115 155 not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated (and the risk that required regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the ability of John Marshall and Eagle to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; any changes of, including the risk that any announcements relating to the proposed transaction could have 198 232 adverse effects on, the market price of the common stock of John Marshall or Eagle; the possibility that the anticipated benefits or synergies of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where John 198 238 Marshall and Eagle do business, and such integration may be more difficult, time-consuming or costly than expected and may result in unexpected liabilities or operational disruptions; certain restrictions during the pendency of the proposed transaction that may impact John Marshall’s and Eagle’s ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction 198 245 may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of John Marshall management’s or Eagle management’s attention from ongoing business operations and opportunities; revenues following the proposed transaction may be lower than expected; the concentration of John Marshall’s business in the Washington, D.C. metropolitan area 251 and the effect of changes in the economic, political and environmental conditions on this market, including shutdowns and potential reductions in spending by the United States government, and related reductions in the federal workforce; adequacy of allowance for loan credit losses, allowance for unfunded commitments credit losses, and allowance for credit losses associated with John Marshall’s held- 227 to-maturity and available-for-sale securities portfolios; deterioration of John Marshall’s or Eagle’s asset quality; future performance of John Marshall’s or Eagle’s loan portfolio with respect to recently originated loans; the level of prepayments on loans and mortgage-backed securities; liquidity, market volatility, interest rate and operational risks; changes in the financial condition or results of operations 233 that reduce capital of John Marshall, Eagle or the combined company; the ability of John Marshall, Eagle or the combined company to maintain existing deposit relationships or attract new deposit relationships; changes in consumer spending, borrowing, investment, repayment and savings habits; inflation, recession and changes in interest rates; changes in the monetary and fiscal policies of the United States government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; risks related to new lines of business, products, product enhancements or EFSI Palette services; increased competition with other financial institutions and fintech companies; adverse changes in the securities markets; the dilution caused by John Marshall’s issuance of additional shares of its capital stock in connection with the proposed transaction; changes in the financial condition or future prospects of issuers of securities that we own; John Marshall’s and Eagle’s ability to maintain an effective risk management framework; changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory structure and in regulatory fees and capital 0 14 requirements; compliance with legislative or regulatory requirements; results of examination of John Marshall, Eagle or the combined company by regulators, including the possibility of requirements to 150 79 increase allowance for credit losses or to write-down assets or take similar actions; potential claims, damages, and fines related to litigation or government actions; the effectiveness of John Marshall’s or Eagle’s internal controls over financial reporting and their ability to remediate any future material weakness in internal controls over financial reporting; geopolitical conditions, including trade restrictions 127 94 and tariffs, and acts or threats of terrorism and/or military conflicts, or actions taken by the U.S. or other governments in response to trade restrictions and tariffs, and acts or threats of terrorism and/or military conflicts, negatively impacting business and economic conditions in the U.S. and abroad; the effects of weather-related or natural disasters, which may negatively affect the operations and/or loan portfolio and increase cost of conducting business of John Marshall or Eagle; public health events (such as the COVID-19 pandemic) and governmental and societal responses thereto; technological risks 0 28 and developments, data privacy and security risks, and cyber threats, attacks, or events; changes in accounting policies and practices; the ability of John Marshall, Eagle or the combined company to successfully capitalize on growth opportunities; the ability of John Marshall, Eagle or the combined company to retain or hire key employees or to maintain relationships with customers, suppliers or other 48 31 business partners, including in connection with the announcement, pendency or completion of the proposed transaction; risks related to the potential impact of general economic, political and market conditions, either nationally or in the relevant market area, including higher unemployment and lower real estate values; implications of John Marshall’s status as a smaller reporting company and as an 87 82 emerging growth company; and other factors discussed in John Marshall’s and Eagle’s reports (such as Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such 224 statements. Forward-looking statements speak only as of the date they are made and are based on information available at that time; and neither John Marshall or Eagle undertakes, and each of them specifically disclaims, any obligation or duty to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such 242 statements or to reflect the occurrence of anticipated or unanticipated events or otherwise update such forward-looking statements, whether written or oral, except as required by applicable securities laws. The foregoing list of factors is not exhaustive, and other factors that may affect actual results or future events may emerge from time to time. Annualized, pro forma, projected and estimated numbers are 239 used for illustrative purposes only, are not forecasts and may not reflect actual results.

3 JMSB Palette Disclaimer 197 0 30 48 62 87 Additional Information About the Merger and Where to Find It In connection with the proposed transaction, John Marshall will file a registration statement on Form S-4 with the SEC to register the shares of John Marshall common stock to be issued in connection with 27 0 the proposed transaction. The registration statement will include a joint proxy statement of John Marshall and Eagle, which also constitutes a prospectus of John Marshall. When final, a definitive copy of 31 181 the joint proxy statement/prospectus will be mailed or otherwise delivered to shareholders of John Marshall and shareholders of Eagle in connection with the solicitation of certain approvals related to the proposed transaction. Each of John Marshall and Eagle may file with the SEC other relevant documents concerning the proposed transaction. 43 247 INVESTORS AND SHAREHOLDERS OF JOHN MARSHALL AND EAGLE AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED 200 151 WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT JOHN MARSHALL, EAGLE AND THE PROPOSED TRANSACTION. 162 153 115 155 Investors and shareholders will be able to obtain a free copy of the registration statement, including the joint proxy statement/prospectus, as well as other relevant documents filed with the SEC containing information about John Marshall and Eagle, without charge, at the SEC’s website, www.sec.gov, when they are filed. Copies of documents filed with the SEC by John Marshall will be made available free of charge in the “Investor Relations” section of John Marshall’s website, investor.johnmarshallbank.com, or can be obtained by requesting by mail at John Marshall Bancorp, Inc., 1943 Isaac Newton Square 198 232 East, Suite 100, Reston, Virginia 20190, Attention: Corporate Secretary. Copies of documents filed with the SEC by Eagle will be made available free of charge in the “Investor Relations” section of Eagle’s website, investors.bankofclarke.bank, or can be obtained by requesting by mail at Eagle Financial Services, Inc., 2 East Main St, P.O. Box 391, Berryville, Virginia 22611, Attention: Secretary. The 198 238 information on John Marshall’s or Eagle’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC. 198 245 Participants in the Solicitation 251 John Marshall, Eagle and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of John Marshall and shareholders of Eagle in respect of the proposed transaction under the rules of the SEC. Information regarding John Marshall’s directors and executive officers is available in its definitive proxy statement for its 2026 227 annual meeting of shareholders, which was filed with the SEC on April 29, 2026, and certain other documents filed by John Marshall with the SEC. Information regarding Eagle’s directors and executive officers is available in its definitive proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 8, 2026, and certain other documents filed by Eagle with the SEC. 233 Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC. Investors should read these documents carefully when they become available before making any voting or investment decisions. Free copies of these documents, when available, may be obtained as described in the preceding section. EFSI Palette No Offer or Solicitation 0 14 This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities 150 79 shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 127 94 0 28 48 31 87 82 224 242 239

4 JMSB Palette Connecting Attractive Markets Across Virginia and Maryland 197 0 30 48 62 87 th (1) Creates 5 Largest Bank Headquartered in Virginia 27 0 31 181 Pro Forma 43 247 $4.4B $3.7B $3.6B ~$580M 23 Combined (4) (3) Assets Deposits Loans Market Cap (2) Banking Offices Company 200 151 162 153 115 155 (5) Key Markets Served Complementary Footprint 198 232 JMSB Branches (8) 198 238 Winchester MSA Primary Market Areas EFSI Branches (14) 198 245 EFSI Drive-Through Branch (1) $3.4B $796M 251 EFSI LPO Branch (1) Market Deposits Pro Forma Deposits 227 233 7 #1 / 23% MD WV Winchester Pro Forma Locations Rank / Mkt. Share Berryville EFSI Palette Purcellville Leesburg 0 14 Rockville, MD Washington D.C. MSA Stephens City Ashburn 150 79 Reston 127 94 $315B $2.9B Tysons Washington, D.C. Market Deposits Pro Forma Deposits 0 28 Alexandria 48 31 Warrenton 16 #15 / 0.9% VA 87 82 Woodbridge (3) Pro Forma Locations Rank / Mkt. Share 224 242 Note: Market data as of 9/4/2026 239 (1) Reflects bank holding companies headquartered in Virginia with less than $100 billion in total assets; Balance sheet metrics shown at modeled transaction close (12/31/2026) (2) Includes purchase accounting adjustments and transaction-related expenses; Balance sheet metrics shown at modeled transaction close (12/31/2026); See page 19 for additional transaction assumptions (3) Reflects one branch closure (4) Based on JMSB share price of $23.36 as of 9/4/2026 and 10.8 million shares issued to EFSI (5) Deposit market share data as of 6/30/2025

5 JMSB Palette Building a Stronger Franchise 197 0 30 48 62 87 27 0 31 181 Creates a leading Virginia banking franchise across the D.C. metro area and Shenandoah Valley 43 247 200 151 162 153 115 155 Low cost, granular core deposit base 198 232 198 238 198 245 251 227 Diversified revenue with robust fee income from wealth, mortgage, and SBA 233 EFSI Palette 0 14 150 79 Delivers a financially compelling opportunity for both shareholder bases 127 94 0 28 48 31 87 82 Combines complementary leadership teams with decades of in-market experience 224 242 239

6 JMSB Palette Overview of Eagle Financial Services, Inc. (EFSI) 197 0 30 48 62 87 Company Highlights Franchise Strengths 27 0 Ticker EFSI (Nasdaq) ▪ Granular core deposits, driving low cost of funds Low-Cost 31 181 Core Funding ▪ Deep noninterest-bearing deposit base Established 1881 43 247 Headquarters Berryville, Virginia ▪ Full-service wealth management platform 200 151 Fee Income Bank Subsidiary Bank of Clarke ▪ Mortgage banking and SBA activities 162 153 President & CEO Brandon C. Lorey 115 155 ▪ Well-balanced among CRE, C&I & Consumer Lending Banking Offices 14 branches / 1 loan production office / 1 drive-through Platform ▪ Differentiated specialty lending capabilities 198 232 Markets Served Shenandoah Valley to Northern Virginia 198 238 198 245 Financial Snapshot Financial Snapshot (6/30/2026) Branch Footprint 251 Balance Sheet EFSI Branches (14) 227 EFSI Drive-Through Branch (1) MD 233 $1.8B $1.6B $1.5B EFSI LPO Branch (1) Total Assets Total Deposits Gross Loans EFSI Palette Winchester Berryville WV Profitability & Efficiency 0 14 Purcellville Leesburg 150 79 Rockville, MD 3.86% 1.08% 70.3% 23.1% Stephens City Ashburn 127 94 (1) NIM ROAA Efficiency Ratio Fee Inc. / (1) Revenue Tysons 0 28 Capital & Asset Quality 48 31 VA 87 82 10.5% 0.89% 1.22% Warrenton TCE / TA NPAs / Assets ACL / Loans 224 242 239 Note: Financial data as of or for the quarter ended 6/30/2026 (1) Excludes the pre-tax gain on the sale of Bearing Insurance Group

7 JMSB Palette Overview of John Marshall Bancorp, Inc. (JMSB) 197 0 30 48 62 87 Company Highlights Franchise Strengths 27 0 Ticker JMSB (Nasdaq) ▪ No loans on non-accrual status at quarter end 31 181 Pristine Credit ▪ Disciplined, relationship-based underwriting Established 2006 43 247 Headquarters Reston, Virginia ▪ Deposits concentrated in few banking offices 200 151 Branch-Light Model Bank Subsidiary John Marshall Bank ▪ Growth without a broad retail branch network 162 153 President & CEO Christopher W. Bergstrom 115 155 ▪ Sustained net interest margin expansion Earnings Banking Offices 8 full-service branches Momentum ▪ Eight straight quarters of net income growth 198 232 Markets Served Northern Virginia, Washington D.C., Maryland 198 238 198 245 Financial Snapshot Financial Snapshot (6/30/2026) Branch Footprint 251 Balance Sheet JMSB Branches (8) 227 MD 233 $2.4B $2.0B $2.0B Total Assets Total Deposits Gross Loans EFSI Palette Leesburg Rockville, MD Profitability & Efficiency 0 14 150 79 Reston 2.99% 1.20% 52.9% 3.4% Washington, D.C. 127 94 (1) Tysons NIM ROAA Efficiency Ratio Fee Inc. / (1) Revenue Alexandria 0 28 Capital & Asset Quality VA 48 31 Woodbridge 87 82 11.4% 0.01% 1.00% TCE / TA NPAs / Assets ACL / Loans 224 242 239 Note: Financial data as of or for the quarter ended 6/30/2026 (1) Excludes the pre-tax gain on the sale of Bearing Insurance Group

8 JMSB Palette A Top-10 Virginia Deposit Franchise 197 0 30 48 62 87 Market Demographics Deposit Market Share: Virginia 27 0 Community Deposits Deposit 31 181 2026-2031 Projected Population Change (%) Bank in Market Market Share 43 247 (1) Rank Rank Institution ($M) (%) 1. Capital One Financial Corp. 62,739 19.2 200 151 4.4% 2. Bank of America Corporation 55,585 17.0 162 153 3. Truist Financial Corp. 48,785 14.9 3.2% 115 155 4. Wells Fargo & Co. 40,597 12.4 5. Atlantic Union Bkshs Corp. 20,447 6.3 198 232 2.2% 6. TowneBank 12,748 3.9 1.9% 198 238 7. United Bankshares Inc. 9,571 2.9 8. The PNC Finl Svcs Grp 5,344 1.6 198 245 9. Burke & Herbert Finl Svcs Corp 4,095 1.3 251 JMSB EFSI Pro Forma Virginia 10. 1. Pro Forma 3,536 1.1 11. 2. Carter Bankshares 3,519 1.1 227 12. 3. Primis Financial Corp. 3,169 1.0 233 13. Pinnacle Financial Partners 3,163 1.0 2031 Projected Median Household Income ($000) 14. 4. First Bancorp Inc. 3,004 0.9 EFSI Palette 15. JPMorgan Chase & Co. 2,810 0.9 $162 16. First Citizens BancShares Inc. 2,628 0.8 0 14 $151 17. The Toronto-Dominion Bank 2,457 0.8 $139 150 79 18. 5. HomeTrust Bancshares Inc. 2,344 0.7 127 94 19. 6. C&F Financial Corp. 2,261 0.7 $111 20. Citigroup Inc. 2,024 0.6 0 28 21. 7. FVCBankcorp Inc. 1,793 0.5 22. 8. First National Corp. 1,783 0.5 48 31 23. 9. Eagle Financial Services Inc. 1,771 0.5 87 82 24. 10. John Marshall Bancorp Inc. 1,765 0.5 JMSB EFSI Pro Forma Virginia 224 Does not include $138 million of John Marshall Bancorp, Inc. deposits in DC & MD 242 239 Source: S&P Capital IQ Pro; Deposit data as of 6/30/2025; Demographic data deposit-weighted by county (1) Community banks defined as banks with less than $10 billion in total assets as of 6/30/2026

9 JMSB Palette Deep and Experienced Leadership Team 197 0 30 48 62 87 Combined Executive Management Team Pro Forma Board Split 27 0 Legacy JMSB Legacy EFSI 31 181 Board Leadership 43 247 200 151 ▪ Executive Chairman: Christopher W. Bergstrom Christopher W. Bergstrom Brandon C. Lorey 162 153 Executive Chairman Chief Executive Officer ▪ Lead Independent Director: Cary C. Nelson President & CEO, John Marshall 115 155 President & CEO, Bank of Clarke Bank 198 232 198 238 198 245 Joseph T. Zmitrovich Kent D. Carstater 251 Chief Revenue Officer President Company Company 227 Chief Operating Officer President Cary C. Nelson, CPA 233 Bank Bank Lead Independent Director President & CBO, Bank of Clarke SEVP & CFO, John Marshall Bank EFSI Palette 0 14 150 79 Pro Forma Seats 127 94 0 28 6 JMSB 6 EFSI 48 31 Andrew J. Peden Jason R. McDonough Nicholas P. Smith Chief Banking Officer Chief Lending Officer Chief Financial Officer 87 82 SEVP & CBO, John Marshall Bank EVP & Deputy CFO, Bank of Clarke 12 Total Directors EVP & CLO, John Marshall Bank 224 242 Seasoned, complementary leadership with decades of in-market experience 239

10 JMSB Palette Granular Deposit Base 197 0 30 48 62 87 EFSI Deposit Portfolio Highlights Cost of Deposits 27 0 2.86% 2.56% 31 181 1.76% 29% 83% 2.34% 2.33% 43 247 Cost of Deposits NIB Deposits Core Deposits JMSB 200 151 2.12% EFSI 162 153 1.94% Pricing Discipline Everyday Accounts Core Relationships 1.76% 1.65% 115 155 Funding costs stayed Checking and operating Minimal jumbo and low as rates rose balances wholesale reliance 198 232 0.58% 198 238 198 245 A deeper, lower-cost and less rate-sensitive pro forma funding base 0.24% 251 2022 2023 2024 2025 2026 Q2 227 Deposit Composition 233 (1) EFSI Palette Pro Forma 0 14 MMDA & Retail Time Retail Time Retail Time 150 79 Other MMDA & Other Deposits Deposits Deposits MMDA & Savings Savings 15% 19% 22% 127 94 Other 20% 23% Savings 26% 0 28 Jumbo Time Deposits Jumbo Time 48 31 $2.0B $3.6B Jumbo Time $1.6B 11% Deposits Deposits 87 82 15% 19% NOW & Other NOW & Other NOW & Other Trans. Acct. Trans. Acct. Demand 224 Demand Trans. Acct. 17% 18% Deposits Deposits Demand Deposits 19% 242 29% 23% 25% 239 Note: Financial data as of or for the quarter ended 6/30/2026; percentages may not sum to 100% due to rounding (1) Excludes purchase accounting adjustments

11 JMSB Palette A More Diversified, Higher-Yielding Loan Book 197 0 30 48 62 87 EFSI Loan Portfolio Highlights Yield on Loans 27 0 5.82% 31 181 5.82% 26% 49% EFSI 5.67% (1) 5.61% 43 247 Yield on Loans C&I & Consumer CRE Exposure JMSB 200 151 5.28% 5.53% 162 153 5.41% Yield Premium Diversified Lending Less CRE Reliance 5.28% 115 155 Higher-yielding loan Deepens non-CRE Reduces pro forma CRE book lending concentration 198 232 4.84% 198 238 4.49% 198 245 A higher-yielding, more diversified loan book with less CRE reliance 4.44% 251 2022 2023 2024 2025 2026 Q2 227 Loan Composition 233 (2) EFSI Palette Pro Forma 0 14 Commercial & Non-Owner Non-Owner Non-Owner Industrial Occupied CRE 150 79 Occupied CRE Occupied CRE 5% 27% Consumer & 36% 43% Commercial & 127 94 Commercial & Other Industrial Industrial 3% 3% Owner 8% 0 28 Marine Consumer & Occupied Consumer & $1.5B $3.5B 5% Other CRE $2.0B 48 31 Other <1% Owner 22% Construction 8% 87 82 Occupied Owner 9% Construction Marine CRE Occupied 11% Residential 11% 16% CRE 224 Residential R.E. R.E. Residential 19% Construction 19% R.E. 23% 242 6% 27% 239 Note: Financial data as of or for the quarter ended 6/30/2026; percentages may not sum to 100% due to rounding (1) Includes marine portfolio (2) Excludes purchase accounting adjustments

12 JMSB Palette Attractive Fee Income Opportunity 197 0 30 48 62 87 Diversified Suite of Products and Revenue Base 27 0 (2) JMSB EFSI Pro Forma 31 181 BOLI Income BOLI Income Other Income 43 247 5% Other Income 6% 7% Mortgage & 13% Other Income Other Service Other Service Charges SBA Banking 56% Mortgage & SBA 200 151 Charges & Fees & Fees 11% Banking 30% 20% 162 153 13% Other Service Charges & Fees 115 155 (1) (1) (1) $0.6M $5.1M $5.7M 21% Service Charges on 198 232 Service Charges Wealth Deposits Wealth Service Charges on on Deposits Management 11% 198 238 Management Deposits 14% 43% 39% 11% 198 245 (1) (1) (1) Fee Income / Revenue : 3.4% Fee Income / Revenue : 23.1% Fee Income / Revenue : 14.3% 251 227 233 Overview of EFSI’s Wealth Management EFSI Wealth Management Fee Income ($M) EFSI Palette (3) ~$600M in AUM, up 10% YoY 0 14 $8.0 $7.5 150 79 $5.6 127 94 $4.9 43% of EFSI’s fee income $4.1 0 28 48 31 Full-service trust, fiduciary, and brokerage platform 87 82 224 JMSB has no wealth offering today — adds capital-light, recurring 2022 2023 2024 2025 2026 YTD 242 fee revenue Ann. 239 Note: Financial data as of or for the quarter ended 6/30/2026; percentages may not sum to 100% due to rounding (1) Excludes the pre-tax gain on the sale of Bearing Insurance Group (2) Excludes purchase accounting adjustments (3) Represents annualized YTD figure

13 JMSB Palette Transaction Summary 197 0 30 48 62 87 ▪ 100% stock consideration Transaction 27 0 ▪ Fixed exchange ratio of 2.0x JMSB shares for each EFSI share Structure 31 181 ▪ Pro Forma Ownership: 56.6% JMSB | 43.4% EFSI 43 247 (1) ▪ $46.72 per EFSI share Transaction 200 151 (2) Value ▪ Aggregate Consideration: $252.8 million 162 153 115 155 (3) ▪ Price / 2027E EPS : 11.5x Transaction 198 232 ▪ Price / TBV: 1.30x Multiples (4) 198 238 ▪ Market Premium: 11.5% 198 245 ▪ Anticipated JMSB quarterly dividend increase to $0.155 per share for EFSI dividend parity Dividend 251 227 Board ▪ Upon closing, the combined Board will have 12 members; 6 JMSB members and 6 EFSI members 233 Representation ▪ Combined management team will be composed of executives from both banks & Management EFSI Palette ▪ Combined company to operate under the John Marshall Bancorp, Inc. name 0 14 ▪ Holding company headquartered in Reston, Virginia 150 79 Name, ▪ Banking subsidiary headquartered in Berryville, Virginia Headquarters 127 94 & Brand ▪ Bank of Clarke brand retained west of Virginia Route 15 0 28 ▪ John Marshall brand retained east of Virginia Route 15 48 31 ▪ Approvals of JMSB and EFSI shareholders required 87 82 Approvals ▪ Customary regulatory approvals and other customary closing conditions & Timing 224 ▪ Expected closing: early in first quarter of 2027 242 239 (1) Based on JMSB’s stock price of $23.36 as of 9/4/2026 (2) Assumes 5,411,615 EFSI common shares outstanding (3) Based on management estimates (4) Based on EFSI’s stock price of $41.90 as of 9/4/2026

14 JMSB Palette Pro Forma Financial Impact 197 0 30 48 62 87 27 0 (1) Key Transaction Impacts Pro Forma Profitability Pro Forma Capital at Close 31 181 43 247 200 151 162 153 ~38% ~1.6% ~10.0% 115 155 Fully-Phased Fully-Phased Pro Forma (1) 2027E EPS Accretion 2027E ROAA TCE / TA 198 232 198 238 198 245 251 (~14%) ~16.2% ~12.2% 227 233 TBV Dilution Fully-Phased Pro Forma at Close 2027E ROATCE CET1 EFSI Palette 0 14 150 79 ~3.1 Yrs ~47% ~14.3% 127 94 TBV Earnback Fully-Phased Pro Forma 0 28 (Crossover Method) 2027E Efficiency Ratio Total RBC 48 31 87 82 224 242 239 Note: Market data as of 9/4/2026; Includes purchase accounting adjustments and transaction-related expenses; See page 19 for additional transaction assumptions (1) 2027E pro forma profitability and EPS accretion shown assuming cost savings fully phased-in for illustrative purposes

15 JMSB Palette Implied Valuation Upside 197 0 30 48 62 87 (2) + Pro Forma Peers 27 0 31 181 43 247 (1) Pro Forma Median Top Quartile 200 151 2027E Estimated Profitability 162 153 115 155 ROAA ~1.6% 1.2% 1.3% 198 232 ROATCE 13.1% 14.7% ~16.2% 198 238 198 245 Efficiency Ratio ~47% 59% 57% 251 Market Information 227 233 Pro Forma 2027E EPS $2.83 – – EFSI Palette Pro Forma TBV per Share at Close – – $17.32 0 14 Implied Trading Multiples 150 79 127 94 Price / Tangible Book Value 1.35x 1.47x 1.84x 0 28 Potential Upside +9% +36% 48 31 Price / 2027E EPS 8.3x 10.4x 12.5x 87 82 224 Potential Upside +25% +51% 242 239 Source: FactSet; Market data as of 9/4/2026 Note: Peers include 12 major exchange-traded banks headquartered in MD, DC, VA, NC, SC, TN, GA, and FL with assets between $3 billion and $8 billion; excludes merger targets, mutual holding companies, and companies without available estimates; NEWT and MCBS excluded due to business model considerations (1) 2027E pro forma profitability shown assuming cost savings fully phased-in for illustrative purposes; Impacts include purchase accounting adjustments and transaction-related expenses; See page 19 for additional transaction assumptions (2) Peer estimates based on FactSet consensus estimates

16 JMSB Palette Pro Forma Profitability vs. Peers 197 0 30 48 62 87 2027E 2026 Q2 27 0 31 181 1.2% ~1.6% 43 247 1.3% ~1.3% 200 151 ~1.2% 1.2% 1.1% 162 153 115 155 ROAA 198 232 198 238 198 245 (1) Pro Forma Peer Top Quartile Peer Median JMSB EFSI 251 227 233 EFSI Palette 0 14 ~16.2% ~14.7% 150 79 ~13.1% 127 94 10.3% 10.3% ROATCE 0 28 48 31 87 82 224 (1) Pro Forma Peer Top Quartile Peer Median JMSB EFSI 242 239 Source: FactSet; Market data as of 9/4/2026 Note: Peers include 12 major exchange-traded banks headquartered in MD, DC, VA, NC, SC, TN, GA, and FL with assets between $3 billion and $8 billion; excludes merger targets, mutual holding companies, and companies without available estimates; NEWT and MCBS excluded due to business model considerations (1) 2027E pro forma profitability shown assuming cost savings fully phased-in for illustrative purposes; Impacts include purchase accounting adjustments and transaction-related expenses; See page 19 for additional transaction assumptions

17 JMSB Palette A Stronger Bank for All Stakeholders 197 0 30 48 62 87 Shareholders Customers 27 0 31 181 (1) ▪ Peer-leading profitability : ~1.6% ROAA and ~16.2% ROATCE▪ Higher legal lending limit 43 247 ▪ Significantly EPS accretive to all shareholders ▪ More expansive branch network 200 151 ▪ Strong balance sheet with pristine asset quality — ~10.0% TCE / 162 153 ▪ Same local decision-making and local board representation TA and ~12.2% CET1 estimated pro forma 115 155 ▪ Expanded treasury and wealth management platform 198 232▪ Anticipated pro forma quarterly dividend per share of $0.155 198 238 ▪ Scale that supports a stronger multiple ▪ Broad product capabilities 198 245 ▪ Market, revenue, and product diversification 251 227 233 Teammates Communities EFSI Palette ▪ Positioned to grow in a consolidating, competitive market▪ No change to our financial commitment or level of service 0 14 150 79 127 94 ▪ Broader geography creates advancement and opportunities▪ Community bank model retained — local leadership and directors spanning breadth of franchise 0 28 ▪ Continuity of leadership, with all changes thoughtfully 48 31 considered▪ A stronger balance sheet to grow alongside our communities 87 82 224 242 239 Note: Impacts include purchase accounting adjustments and transaction-related expenses; See page 19 for additional transaction assumptions (1) 2027E pro forma profitability shown assuming cost savings fully phased-in for illustrative purposes

18 JMSB Palette 197 0 30 48 62 87 27 0 31 181 43 247 200 151 162 153 115 155 198 232 S E C T I O N 198 238 198 245 251 Appendix 227 233 EFSI Palette 0 14 150 79 127 94 0 28 48 31 87 82 224 242 239

19 JMSB Palette Detailed Transaction Assumptions 197 0 30 48 62 87 ▪ JMSB earnings per management estimates through 2027 – growth of 5% thereafter Earnings 27 0 Assumptions ▪ EFSI earnings per management estimates through 2027 – growth of 5% thereafter 31 181 43 247 ▪ Estimated cost savings of 15% of combined annual noninterest expense base Cost Savings 200 151 ▪ 75% phased-in in 2027 and 100% thereafter 162 153 115 155 ▪ $24.0 million of one-time pre-tax merger expenses Merger Expenses ▪ Fully reflected in pro forma tangible book value at closing 198 232 198 238 ▪ Gross credit mark on loans HFI of $19.0 million, or 1.2% of EFSI’s total loans 198 245 ▪ Loan portfolio interest rate write-down of $40.7 million, accreted straight-line over 3 years 251 Purchase ▪ Incremental AFS securities portfolio write-down of $0.8 million, accreted straight-line over 5 years 227 Accounting Marks ▪ Berryville HQ fixed asset write-up of $2.5 million, amortized straight-line over 30 years (pre-tax) 233 ▪ Subordinated debt interest rate write-down of $2.5 million, amortized straight-line over 5 years EFSI Palette ▪ Time deposit interest rate write-up of $0.5 million, accreted straight-line over 1 year 0 14 ▪ After-tax AOCI of $6.1 million accreted back into earnings straight-line over 5 years AOCI 150 79 127 94 ▪ Anticipated JMSB quarterly dividend increase to $0.155 per share for EFSI dividend parity Dividend 0 28 48 31 ▪ $29.6 million core deposit intangible, 2.50% of core deposits, amortized over 10 years 87 82 Other ▪ Assumes marginal tax rate of 21.0% 224 Assumptions ▪ Model assumes the transaction closes 12/31/2026; parties anticipate transaction will close early in first quarter 242 of 2027 239

20 JMSB Palette Comprehensive Due Diligence Review of Both Companies 197 0 30 48 62 87 30-Day Review Period 12 Functional Areas Credit-Led Focus 27 0 Comprehensive due diligence review of both Spanning credit and risk, business lines, and Heightened focus on loan portfolio and credit 31 181 companies corporate functions administration 43 247 200 151 Diligence review covered all key functional areas, in addition to business strategies, clients, associates, and culture 162 153 115 155 Credit & Risk Business Lines Corporate Functions 198 232 Credit Commercial Banking Finance & Accounting 198 238 198 245 Risk Management Consumer Banking Operations 251 227 ALCO / Liquidity Wealth Management / Trust Information Technology 233 Legal / Regulatory / Compliance Branch Network Human Resources EFSI Palette 0 14 Credit Review Summary 150 79 127 94 Scope Largest Relationships Concentrations Criticized / classified assets and watchlist Portfolio concentrations, policy exceptions and 0 28 ▪ Credit reviewers conducted migration at both banks appraisal / valuation practices reciprocal, granular loan reviews 48 31 across each other’s loan portfolios 87 82 ▪ Mutual examination of Reserve Adequacy Preliminary Marks underwriting standards, credit 224 Allowance methodology and reserve adequacy Credit and interest-rate marks on both loan administration and risk-rating 242 under each bank’s CECL framework portfolios practices 239

21 JMSB Palette Pro Forma Tangible Book Value Reconciliation 197 0 30 48 62 87 27 0 TBV Reconciliation Goodwill Reconciliation 31 181 ($ in millions) At Close 43 247 ($ in millions except for per share figures) At Close Shares (mm) Per Share Transaction Consideration $252.8 JMSB Standalone Tangible Common Equity $285.5 14.1 $20.23 200 151 EFSI Standalone Tangible Common Equity $202.0 162 153 Merger Adjustments FMV Adjustments 115 155 Stock Consideration to EFSI 252.8 10.8 Loan Credit Mark (19.0) Bargain Purchase Gain / (Goodwill) (56.7) 198 232 Reversal of Loan Loss Reserve 19.0 Core Deposit Intangible (29.6) Loan Interest Rate Write-Down (40.7) 198 238 Incremental Securities Write-Down (0.8) Deal Charge (20.1) 198 245 Fixed Asset Write-Up 2.5 Pro Forma Tangible Common Equity $431.9 24.9 $17.32 251 Net Deposits and Subordinated Debt Write-Down 1.9 Core Deposit Intangible 29.6 227 TBV per Share Dilution ($) ($2.91) Total FMV Adjustments ($7.4) 233 TBV per Share Dilution (%) (14.4%) Deferred Tax Asset / (Liability) 1.6 EFSI Palette EFSI Adjusted Tangible Common Equity $196.1 0 14 Goodwill / (Bargain Purchase Gain) $56.7 150 79 127 94 0 28 48 31 87 82 224 242 239 Note: See page 19 for additional transaction assumptions